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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 21, 2008

                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                  0-27654-NY               11-3232989
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)

         One Huntington Quadrangle Suite 4C-01, Melville, New York 11747
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               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      MDNY Healthcare, Inc. ("MDNY") is the majority-owned subsidiary of the Registrant, Long Island Physician Holdings Corporation ("LIPH").

      MDNY has entered into an Asset Purchase Agreement ("Purchase Agreement") dated as of March 21, 2008 with TopHaat Holdings Group, Inc. ("Buyer"). Pursuant to the Purchase Agreement, MDNY will sell to the Buyer substantially all of the furniture, fixtures, machinery and equipment owned and used by MDNY at its facility in Melville, New York (except for certain Retained Assets, as defined in the Purchase Agreement) and certain Transferred Contracts (as defined) for an aggregate purchase price of $3,200,000, of which $500,000 was paid to MDNY upon the signing of the Purchase Agreement, and the Buyer's assumption of MDNY's liabilities arising under such Transferred Contracts after the closing under the Purchase Agreement. Conditions to closing include the execution and delivery of certain ancillary agreements and the receipt by MDNY and the Buyer and its affiliates of certain regulatory approvals. The closing date is currently anticipated to occur in April 2008. It is anticipated that, upon closing, Atlantic American Health Insurance Company, an affiliate of Buyer, will be licensed to operate as an accident and health insurer and will thereafter use the assets purchased from MDNY in connection with such operations.

      MDNY has commenced a voluntary windup of its remaining business and operations and will no longer provide health insurance services or operate as a health care maintenance organization after May 31, 2008, after which MDNY's activities will be limited to the processing and administration of claims incurred on or before that date and otherwise winding-up its business and operations.

      The sole asset of LIPH consists of its stock in MDNY and its business and activities relate solely to the management of its role as a shareholder of MDNY and its representation on MDNY's Board of Directors. Upon the winding-up of MDNY's business and affairs, it is anticipated that LIPH will become inactive.

      A copy of the Purchase Agreement is attached to, and is incorporated by reference in, this Current Report on Form 8-K as Exhibit 1. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 5.02 Departure of Directors or Certain Officers.

      Ronald Perrone, MDNY's Chief Executive Officer, and Concetta Pryor, MDNY's Chief Financial Officer, have notified the Board of Directors of MDNY that, in connection with the transactions contemplated by the Purchase Agreement, they anticipate resigning from their respective positions with MDNY and becoming employed by the Buyer. The terms of any such anticipated employment are currently under negotiation between the respective officers and the Buyer. It is anticipated that, in connection with any such employment, Dr. Perrone and Ms. Pryor will be engaged by MDNY to supervise MDNY's wind-down activities as consultants, on terms to be negotiated.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits


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Exhibit 1         Asset Purchase Agreement dated as of March 21, 2008 between
                  MDNY Healthcare, Inc., and TopHaat Holdings Group, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                                    By:
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                                       Concetta Pryor
                                       Chief Financial Officer

Date: March __, 2008


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                                  Exhibit Index

Exhibit No.       Description
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Exhibit 1         Asset Purchase Agreement dated as of March 21, 2008 between
                  MDNY Healthcare, Inc., and TopHaat Holdings Group, Inc.